INNEALTA CAPITAL COUNTRY ROTATION PORTFOLIO

INNEALTA CAPITAL SECTOR ROTATION PORTFOLIO

Class 1 shares
Class 2 shares

 (each a series of Northern Lights Variable Trust)

Supplement dated July 24, 2014 (effective at the close of business) to the Prospectus dated May 1, 2014

The Board of Trustees of the Innealta Capital Country Rotation Portfolio and Innealta Capital Sector Rotation Portfolio (the “Portfolios”), each a separate series of the Northern Lights Variable Trust, has concluded that it is in the best interests of each Portfolio and its shareholders that the Portfolios cease operations.  The Board has determined to close the Portfolios and redeem all outstanding shares on or about September 29, 2014. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

On or about July 24, 2014, each Portfolio will no longer pursue its stated investment objective and will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Effective July 24, 2014, shares of each Portfolio are otherwise not available for purchase.

You may transfer your shares, including reinvested distributions, prior to September 29, 2014 in accordance with the procedures established by the insurance company in connection with your variable annuity and/or flexible premium variable life insurance contracts.  Your redemption from the Portfolios will have no federal income tax consequences.  Please refer to the “Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIOS PRIOR TO 4:00 P.M. EASTERN TIME ON SEPTEMBER 29, 2014, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT.  If you have questions or need assistance, please contact the insurance company representative associated with your account.

This Supplement and the existing Prospectus dated May 1, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-888-873-3837.